SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 30, 2007
                        (Date of earliest event reported)

                                VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                    0-18105                   11-2871434
(State or other              (Commission               (IRS Employer
 jurisdiction of              File Number)              Identification
 incorporation)                                            Number)


180 Linden Avenue, Westbury, New York                      11590
------------------------------------------         -----------------------
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number including area code        (516) 997-4600
                                                      ----------------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) (i) On April 30, 2007, the Board of Directors accepted the resignation of Thomas Glover as its President and Chief Executive Officer. Mr. Glover will continue to act as a director of the Company.

         (ii) On April 30, 2007, John C. K. Hui, PhD, Senior Vice President and Chief Technology Officer of the Company for in excess of five years and a founder of the Company, was appointed by the Board of Directors as its President and Chief Executive Officer, to serve at the pleasure of the Board.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VASOMEDICAL, INC.

                                   By: /s/ John C. K. Hui
                                       -------------------------------------
                                       John C. K. Hui
                                       President and Chief Executive Officer

Dated:   May 1, 2007